UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                               http://www.sec.gov

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    For the Period Ended:  December 9, 2010

          (Date of Earliest Transaction Associated with this Report:
                                December 7, 2010)

                       DISTRIBUTION MANAGEMENT SERVICES, INC.
              (Exact Name of Registrant as Specified in its Charter)

                Florida                  0-27539             65-0574760
       (State of Incorporation)   (Commission File Number)   (IRS FEIN)

                               2171 Monroe Avenue
                                   Suite 204
                         Rochester, New York  14618
                   (Address of Principal Executive Office)

                                (877) 383-7396
                       (Registrant's Telephone Number)

     This Form 8-K filing is NOT intended to simultaneously satisfy written communications pursuant to Rule 425 under the Securities Act, soliciting material pursuant to Rule 14a-12 under the Exchange Act, pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act, pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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                          SECTION 8 - OTHER EVENTS
                                 ITEM 8.01,
                               OTHER EVENTS.

               NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in various sections or items of this report are subjective and written in our favor. We consider these types of statements to be "forward-looking." Consequently, we are claiming "safe harbor" for these statements. Please refer to Section 27A of the Securities Act of 1933 (15 U. S. C. 77z-2) and Section 21E of the Securities Exchange Act of 1934 (15 U. S. C. 78u-5) for additional definitions and information on forward-looking statements and eligibility by any Registrant for safe harbor.

     The forward-looking statements of which we speak to ARE NOT HISTORIC FACTS; rather, these statements are based upon OPINIONS AND ESTIMATES OF OUR SENIOR EXECUTIVE MANAGEMENT and ARE ONLY VALID ON THE DATE WE MAKE SUCH STATEMENTS. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT MADE BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE ANY SUCH STATEMENT IS OR WAS MADE. WE MAY BE OVERLY OPTIMISTIC IN OUR STATEMENTS TO YOU ABOUT OUR BELIEFS AND EXPECTATIONS OF ANY PLAN OR EVENT ASSOCIATED WITH THESE FORWARD-LOOKING STATEMENTS. These forward-looking statements may be identified by words we use, like "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "contemplate," "prospective," "attempt," "propose," and similar expressions or terms, any of which imply our use of a forward-looking statement.

     WE ADVISE YOU TO NOT PLACE TOO MUCH INFLUENCE OR RELIANCE ON ANY MATTER WHERE WE USE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE ONLY GOOD ON THE DATE WE MAKE THEM. WE UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS, OR ANY INFORMATION ASSOCIATED WITH THEM, IN THIS OR IN ANY FUTURE FILING, SCHEDULE, OR REPORT.

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     On December 7, 2010, we filed a current report on Form 8-K that contained certain information addressed to our shareholders. The specific information was annexed to that report in Exhibit 99.1 thereof. We hereby incorporate that letter to our shareholders herein by reference thereto. (A facsimile of that letter is annexed hereto as Exhibit 99.1 hereof.)

     A part of the information stated in that certain letter to shareholders indicated we would disseminate certain filings with the SEC on certain dates; specifically, one filing in particular, our mention of a current report on Form 8-K that would contain information under a number of items under the form of Form 8-K, would be filed on or before today's date.

     Due to a number of factors beyond our control (as the disclaimer under-lying said phrase is defined in Rule 12b-22 of the Exchange Act), we are un-able to file said report today.

     Some of the factors beyond our control are:

     1. We were unable to locate all of the information, particularly accounting information, that we required to timely prepare and file said report. (To that extent, we are relying on the dis-claimer more fully described in Rule 12b-21 of the Exchange Act.) We expect to be in possession of the essential compo-nents of this accounting information late today or tomorrow.

     2. In said report, we were appointing a new PCAOB-qualified cer-tifying accountant. While our Chief Executive Officer met with the senior partner of said accountancy firm last night in Las Vegas, certain documents that we will be required to file in said report were not made available to us until this afternoon. We expect to include this information in said report.

     3. As the result of the reasons set forth in items one and two hereinabove, we must still review the final draft of said re-port before we deliver the document to our EDGAR filing agent.

     4. We estimate that we will be unable to deliver the final draft of said report to our EDGAR filing agent until over-the-week-end. Our EDGAR filing agent indicated that it would be able to format the document over-the-weekend; however, it will be unable to transmit the document to the SEC until Monday, or depending on its schedule, on Tuesday, at the latest. (The SEC's filer systems are unavailable after 10:00 p.m. on Fri-day until 6:00 a.m. on Monday. (All times are Eastern Time.)

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     Consequently, we estimate the actual filing, and we amend the statements we made in that certain letter to our shareholders, to indicate the subject report on Form 8-K will be filed with the SEC not later that December 14.

     In terms of our other statements regarding certain filings that are to be made by Montana Acquisition Corporation: While we are unable to speak for Montana, we have not been notified that any delay will occur with respect to their filings mentioned in that certain letter to our shareholders.

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                SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
                                 ITEM 9.01,
                                  EXHIBITS

     We deem the information set forth in the annexed exhibit to be "filed," as that term is defined in Section 18 of the Securities Exchange Act of 1934.

                  EXHIBIT                     DESCRIPTION
                    NO.                        OF EXIBIT

                   99.1                 Information Release dated
                                            December 7, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      BY ORDER OF THE BOARD OF DIRECTORS:

                           DATED:  DECEMBER 9, 2010

                                        DISTRIBUTION MANAGEMENT SERVICES, INC.

                                        /s/ Randolph S. Hudson

                                        Randolph S. Hudson
                                        Acting Chairman of the Board
                                        Co-President
                                        Chief Executive Officer
                                        Acting Treasurer
                                        Acting Chief Financial Officer

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